Exhibit 10

                           KIRKPATRICK & LOCKHART LLP
                                    2ND FLOOR
                         1800 MASSACHUSETTS AVENUE, N.W.
                             WASHINGTON, D.C. 20036




                                October 31, 1997



The Dreyfus/Laurel Funds, Inc.
200 Park Avenue - 55th Floor
New York, New York 10166

Dear Sir or Madam:

      The Dreyfus/Laurel Funds, Inc. ("Company") is a corporation organized under the laws of the State of Maryland on August 6, 1987. We understand that the Company is about to file Post-Effective Amendment No. 56 to its Registration Statement on Form N-1A. You have requested our opinion regarding certain matters in connection with the issuance of shares of capital stock ("Shares") in the series of the Company designated Dreyfus Premier Tax Managed Growth Fund ("Fund").

      We have, as counsel, participated in various business and other proceedings relating to the Company. We have examined copies, either certified or otherwise proved to be genuine, of minutes of meetings of its board of directors and other documents relating to its organization and operation, and we are generally familiar with its affairs. Based upon the foregoing, it is our opinion that the authorized but unissued Shares of the Company designated to the Fund may be sold in accordance with the Company's Articles of Incorporation, as amended, and By-Laws, and subject to compliance with the Securities Act of 1933, as amended, the Investment Company Act of 1940, as amended, and applicable state laws regulating the offer and sale of securities and, when so sold, will be legally issued, fully paid and non-assessable.



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The Dreyfus/Laurel Funds, Inc.
October 31, 1997
Page 2


      We hereby consent to the filing of this opinion in connection with Post-Effective Amendment No. 56 to the Company's Registration Statement which you are about to file with the Securities and Exchange Commission and to the reference in the Fund's Statement of Additional Information incorporated by reference into the Fund's Prospectus.


                                          Sincerely yours,


                                          /s/ KIRKPATRICK & LOCKHART LLP